UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2021

Simon Property Group Acquisition Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40084	85-4374563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 West Washington Street Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

(317) 636-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	SPGS.U	New York Stock Exchange
Shares of Class A common stock	SPGS	New York Stock Exchange
Warrants included as part of the units	SPGS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 18, 2021, Simon Property Group Acquisition Holdings, Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 34,500,000 units (the “Units”), including full exercise of the underwriter’s option to purchase additional units subsequent to pricing. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-fifth of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on January 29, 2020 (File No. 333-252586) and subsequently amended on February 8, 2021 and February 12, 2021 (the “Registration Statement”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $345,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated February 18, 2021, between the Company and Goldman Sachs & Co. LLC, as the underwriter.

•	A Warrant Agreement, dated February 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated February 18, 2021, among the Company, its officers and directors and the Sponsor.

•	An Investment Management Trust Agreement, dated February 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated February 18, 2021, among the Company, the Sponsor and certain other security holders named therein.

•	A Private Placement Warrants Purchase Agreement, dated February 18, 2021, between the Company and the Sponsor.

•	An Indemnification Agreement, dated February 18, 2021, between the Company and David Simon.

•	An Indemnification Agreement, dated February 18, 2021, between the Company and Eli Simon.

•	An Indemnification Agreement, dated February 18, 2021, between the Company and Brian McDade.

•	An Indemnification Agreement, dated February 18, 2021, between the Company and Stanley Shashoua.

•	An Indemnification Agreement, dated February 18, 2021, between the Company and Steven Fivel.

•	An Indemnification Agreement, dated February 18, 2021, between the Company and Scarlett O’Sullivan.

•	An Indemnification Agreement, dated February 18, 2021, between the Company and Bippy Siegal.

•	An Indemnification Agreement, dated February 18, 2021, between the Company and Ben Weprin.

•	An Administrative Services Agreement, dated February 18, 2021, between the Company and the Sponsor.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 5,933,333 warrants (the “Private Placement Warrants”), including the warrants sold as a result of the underwriter’s exercise of its option to purchase additional Units, at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, SPG Sponsor, LLC (the “Sponsor”), generating gross proceeds to the Company of $8,900,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 19, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

A total of $345,000,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

On February 18, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 23, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 18, 2021, between the Company and Goldman Sachs & Co. LLC, as the underwriter.

3.1	Amended and Restated Certificate of Incorporation of Simon Property Group Acquisition Holdings, Inc.

4.1	Warrant Agreement, dated February 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated February 18, 2021, among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated February 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated February 18, 2021, among the Company, the Sponsor and certain other security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated February 18, 2021, between the Company and the Sponsor.

10.5	Indemnification Agreement, dated February 18, 2021, between the Company and David Simon.

10.6	Indemnification Agreement, dated February 18, 2021, between the Company and Eli Simon.

10.7	Indemnification Agreement, dated February 18, 2021, between the Company Brian McDade.

10.8	Indemnification Agreement, dated February 18, 2021, between the Company and Stanley Shashoua.

10.9	Indemnification Agreement, dated February 18, 2021, between the Company and Steven Fivel.

10.10	Indemnification Agreement, dated February 18, 2021, between the Company and Scarlett O’Sullivan.

10.11	Indemnification Agreement, dated February 18, 2021, between the Company and Bippy Siegal.

10.12	Indemnification Agreement, dated February 18, 2021, between the Company and Ben Weprin.

10.13	Administrative Services Agreement, dated February 18, 2021, between the Company and the Sponsor.

99.1	Press Release, dated February 18, 2021.

99.2	Press Release, dated February 23, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simon Property Group Acquisition Holdings, Inc.

Date: February 23, 2021	By:	/s/ Brian McDade
		Name:	Brian McDade
		Title:	Chief Financial Officer